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AMERICAN GENERAL CORPORATION

EXHIBIT 23

CONSENT OF ERNST & YOUNG,
INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Annual Report (Form 10-K) of American General Corporation of our report dated February 15, 1994, included in the 1993 Annual Report to Shareholders of American General Corporation.

     Our audits also included the financial statement schedules of American General Corporation listed in Item 14(a). These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

     We also consent to the incorporation by reference in

                         Registration
                           Statement                                 on
                            Number                                   Form
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       33-39200....................................................   S-8
       33-39201....................................................   S-8
       33-39202....................................................   S-8
        2-98021....................................................   S-8
       33-51973....................................................   S-8
       33-19075....................................................   S-3
       33-30693....................................................   S-3
       33-33115....................................................   S-3
       33-51045....................................................   S-3
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of our report dated February 15, 1994, with respect to the consolidated financial statements incorporated herein by reference, and our report included in the preceding paragraph with respect to the financial statement schedules included in this Annual Report (Form 10-K) of American General Corporation.

ERNST & YOUNG

Houston, Texas
March 23, 1994

                                 1993 FORM 10-K